PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

Panbela Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

     , 2024

Dear Stockholder:

The Board of Directors of Panbela Therapeutics, Inc. joins us in extending an invitation to attend a Special Meeting of Stockholders (the “Special Meeting”), to be held on          , 2024, which will be hosted virtually via the internet, commencing at         (Eastern Time). In order to attend the meeting, you must register at http://viewproxy.com/Panbela/2024SM/ by 11:59 p.m. Eastern Time on   , 2024.  The Special Meeting will be held for the following purposes:

1.

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding common stock, par value $0.001 per share, at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-45, subject to and as determined by our Board of Directors (the “Reverse Stock Split”);

2.

To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum.

The foregoing items of business are more fully described in the accompanying proxy statement.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Special Meeting, we hope you will vote as soon as possible. You may vote prior to the Special Meeting by any of the following methods:

Internet	Telephone	Mail
Visit the Web site noted on your proxy card to vote via the internet	Use the toll-free telephone number on your proxy card to vote by telephone	Sign, date and return your proxy card in the enclosed envelope to vote by mail

Even if you vote in advance, if you attend the Special Meeting virtually, then you may revoke any previously submitted proxy and vote electronically.

On behalf of the Board of Directors and management, it is our pleasure to express our appreciation for your continued support. We hope that you will be able to attend the Special Meeting.

Very truly yours, [PRELIMINARY DRAFT] Michael T. Cullen, M.D., M.B.A. Chair of the Board	[PRELIMINARY DRAFT] Jennifer K. Simpson Ph.D., MSN, CRNP President and Chief Executive Officer

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PANBELA THERAPEUTICS, INC.
712 Vista Boulevard #305
Waconia, Minnesota 55387

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD , 2024

To the Stockholders of Panbela Therapeutics, Inc.:

Notice is hereby given that a Special Meeting of Stockholders of Panbela Therapeutics, Inc., a Delaware corporation, will be held virtually via the internet, at         (Eastern Time) on                    , 2024 (the “Special Meeting”), for the following purposes:

1.

To approve an amendment to our Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of our outstanding common stock, par value $0.001 per share, at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-45, subject to and as determined by our Board of Directors (the “Reverse Stock Split”);

2.

To approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 or Proposal 2 at the time of the Special Meeting or in the absence of a quorum.

Only stockholders of record at the close of business on March 27, 2024, the record date for the meeting set by the Board of Directors, are entitled to notice of the Special Meeting and may vote at the Special Meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors,

[PRELIMINARY PROXY]

Susan Horvath
Vice President of Finance, Chief Financial Officer, Treasurer and Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON         , 2024

This Notice of Special Meeting and the Proxy Statement are available at .

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING		1

PROPOSAL 1: APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL		5

PROPOSAL 2: APPROVAL OF THE ADJOURNMENT PROPOSAL		12

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT		13

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS		13

HOUSEHOLDING		14

WHERE YOU CAN FIND MORE INFORMATION		14

OTHER MATTERS		14

APPENDIX A:	PROPOSED AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PANBELA THERAPEUTICS, INC.

712 Vista Boulevard #305
Waconia, Minnesota 55387

PROXY STATEMENT

The Board of Directors (the “Board”) of Panbela Therapeutics, Inc. (“Panbela” or the “Company”) is soliciting proxies for use at the Special Meeting of Stockholders to be held virtually via the internet, at           (Eastern Time) on          ,          , 2024, and at any adjournment or postponement of the meeting (the “Special Meeting”).

This solicitation is being made by mail; however, we also may use our officers, directors and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by internet, telephone, electronic communication or letter. We also have engaged Alliance Advisors LLC to assist in the solicitation of proxies and provide related advice and information support. Distribution of this proxy statement and the proxy card is scheduled to begin on or about          , 2024.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

The Board of Directors is soliciting your proxy for use at the Special Meeting because you owned shares of our common stock, par value $0.001 per share, at the close of business on March 27, 2024, the record date for the Special Meeting (the “Record Date”), and, therefore, are entitled to notice of the Special Meeting and may vote at the Special Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons to vote on your behalf. By completing and returning the enclosed proxy card or voting in accordance with the instructions set forth therein, you are giving Jennifer K. Simpson and Susan Horvath, the proxy holders, the authority to vote your shares of common stock at the Special Meeting in the manner you indicate. If you do not give direction with respect to any proposal, the proxy holders will vote your shares as recommended by the Board of Directors. The proxy holders are authorized to vote in their discretion if other matters are properly submitted at the Special Meeting.

Q:	Who can vote?

A:

Holders of common stock at the close of business on the Record Date are entitled to vote at the Special Meeting. On March 22, 2024, there were a total of 4,854,861 shares of our common stock outstanding, which shares were held by 55 record holders. This proxy statement and any accompanying proxy card are expected to be first made available to stockholders beginning on or about , 2024. This proxy statement summarizes the information you need to complete and submit your proxy or to vote at the Special Meeting.

Q:	What proposals am I being asked to vote on?

A:	There are two substantive matters to be voted on at the meeting, as follows:

Proposal	Board Vote Recommendation	Additional Detail
Proposal 1:

Approval of an amendment to our Amended and Restated Certificate of Incorporation (as amended, the “Amended and Restated Certificate of Incorporation”) to effect a reverse stock split of our outstanding common stock, at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-45, subject to and as determined by our Board of Directors (the “Reverse Stock Split”) (“Proposal 1” or the “Reverse Stock Split proposal”).

	FOR	Page 5

Proposal 2:

Approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal at the time of the Special Meeting or in the absence of a quorum (“Proposal 2” or the “Adjournment proposal”).

	FOR	Page 12

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Q:	What constitutes a quorum?

A:

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third (1/3) of the outstanding shares of common stock entitled to vote are present in person or represented by proxy at the Special Meeting. Abstentions will be treated as shares present for purposes of determining the presence of a quorum.

Q:	What vote is required to approve each proposal?

A:	The following sets forth the votes that are required to approve each of the proposals, and the impact of abstentions and broker non-votes:

	Proposal	Vote Required	Impact of Abstentions and Broker Non-Votes, if any
Proposal 1:

Approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock, at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-45 subject to and as determined by our Board of Directors.

		The votes cast FOR approval must exceed the votes cast AGAINST the proposal.*	Abstentions and any broker non-votes will have no effect on the outcome of the proposal.

Proposal 2:

Approval of one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Reverse Stock Split proposal at the time of the Special Meeting or in the absence of a quorum.

		The holders of a majority of the shares of common stock present in person or represented by proxy at the meeting and entitled to vote must vote FOR to approve the proposal.	Abstentions will have the same effect as votes cast AGAINST the proposal. Any broker non-votes will have the same effect as votes cast AGAINST the proposal.

Q:	How will the proxy holders vote on any other business brought up at the Special Meeting?

A:

By submitting your proxy, you authorize the proxy holders to use their judgment to determine how to vote on any other matter brought before the Special Meeting, or any adjournments or postponements thereof. We do not know of any other business to be considered at the Special Meeting.

Q:	How do I vote my shares?

A:

If you are a stockholder of record, you may vote your shares of common stock at the Special Meeting using any of the following methods identified on your proxy card or voting instructions, including via internet, telephone or mail.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this proxy statement and the accompanying notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Q:	What do I need to do to attend the Special Meeting and how do I vote my shares electronically?

A:

We intend to hold our Special Meeting virtually via the internet, which you may access at                 . Only stockholders who owned our common stock as of the close of business on the Record Date will be entitled to attend the meeting.

If you are a “stockholder of record,” then you may vote your shares electronically and ask questions at the Special Meeting by following the instructions provided on your proxy card to log into         . To participate in the Special Meeting, you will need the 11-digit control number provided on your proxy card.

If your shares are held in “street name,” you may receive a voting instruction form with a 16-digit control number that will allow you to log into         , vote your shares electronically and ask questions. We encourage you to confirm the correct process for accessing the Special Meeting with your broker, bank, trustee or other nominee in advance. If you do not receive a 16-digit control number on your voting instruction form, you must request a legal proxy from your broker, bank, trustee or other nominee that holds your shares. Please follow the instructions from your broker, bank, trustee or other nominee or contact your broker, bank, trustee or other nominee to request a proxy form.

Even if you currently plan to attend the Special Meeting, we recommend that you vote by proxy, either via the internet, by telephone or by mail, so that your vote will be counted if you later decide not to attend the Special Meeting.

Q:	Can I vote electronically at the meeting?

A:	If you are a “stockholder of record,” then you may vote your shares electronically at the Special Meeting.

If you hold your shares in “street name,” then you must obtain a legal proxy from your broker, bank, trustee or other nominee, giving you the right to vote your shares electronically at the Special Meeting.

Q:	Can I revoke or change my vote?

A:	You can revoke your proxy at any time before it is voted at the Special Meeting by:

●	Submitting a new proxy with a more recent date than that of the first proxy given before 11:59 p.m. EDT on , 2024, by following the internet voting instructions;

●	Completing, signing, dating and returning a new proxy card to us, which must be received by us before the time of the Special Meeting; or

●	If you are a registered stockholder, by attending the Special Meeting and voting electronically.

Attendance at the meeting will not by itself revoke a previously granted proxy. Unless you decide to vote your shares electronically, you should revoke your prior proxy in the same way you initially submitted it, whether that was via internet, telephone, mail or any other permissible method.

Q:	Is my vote confidential?

A:	All proxies and all vote tabulations that identify an individual stockholder are confidential. Your vote will not be disclosed except:

●	To allow our independent proxy tabulator to tabulate the vote;

●	To allow the inspector of election to certify the results of the vote; and

●	To meet applicable legal requirements.

Q:	How are votes counted?

A:

Votes will be counted by the inspector of election appointed for the meeting, who will separately count votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted toward the vote total for each proposal and will have the same effect as “Against” votes. A “broker non-vote” occurs when a stockholder of record, such as a broker, holding shares for a beneficial owner does not vote on a particular item because the stockholder of record does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Proposals 1 and 2 are considered “routine” proposals under New York Stock Exchange rules. If you are a beneficial owner and your shares are held in the name of a broker or other nominee, then your broker or other nominee is permitted to vote your shares on both proposals, even if they do not receive voting instructions from you.

Q:	What if I return a proxy card but do not make specific choices?

A:	If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” each of Proposals 1 and 2.

Q:	What does it mean if I get more than one proxy card?

A:	Your shares are probably registered in more than one account. You should follow voting instructions for all proxy cards you receive.

Q:	How many votes can I cast?

A:	You are entitled to one vote per share on all matters presented at the Special Meeting. Our stockholders do not have a right to cumulate their votes for the election of directors or otherwise.

Q:	When were stockholder proposals and nominees due for the 2024 Annual Meeting of Stockholders?

A:

If you wanted to submit a stockholder proposal or nominee for the 2024 Annual Meeting of Stockholders, you needed to submit the proposal in writing to our Secretary at Panbela Therapeutics, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387, so it was received by the relevant date set forth below under “Submission of Stockholder Proposals and Nominations.”  All such deadlines for submitting stockholder proposals or nominees for the 2024 Annual Meeting of Stockholders have elapsed.

Q:	How is this proxy solicitation being conducted?

A:

We will bear the entire cost of solicitation, including the preparation, printing and mailing of this proxy statement, the proxy card and any other solicitation materials or services we may use in connection with the Special Meeting or any adjournment thereof, as well as the preparation and posting of all proxy materials furnished to the stockholders in connection with the Special Meeting or any adjournment thereof. We have engaged Alliance Advisors LLC to assist in the solicitation of proxies and provide related advice and information support, for a services fee and the reimbursement of customary disbursements, which are not expected to exceed $30,000 in total.

Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward the solicitation materials to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation, by telephone, email or other means, by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services.

Q:	Can I seek appraisal rights?

A:	Company stockholders have no appraisal or dissenter’s rights in connection with any of the proposals described in this proxy statement.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSAL 1:
APPROVAL OF THE REVERSE STOCK SPLIT PROPOSAL

We are asking stockholders to approve a proposed amendment to our Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding common stock at a reverse stock split ratio ranging from any whole number between 1-for-10 and 1-for-45, subject to and as determined by our Board. Our Board has unanimously approved and declared advisable the amendment relating to the Reverse Stock Split and recommends that our stockholders approve the amendment. The language of the amended and restated Section 4.1 of Article Four of our Amended and Restated Certificate of Incorporation, which would be contained in an amendment to effect the Reverse Stock Split, is attached to this proxy statement as Appendix A.

The primary reason we are seeking stockholder approval of the Reverse Stock Split is to attempt to increase the per share market price of our common stock to (1) exceed the minimum per share bid price requirements for initial and continued listing on a national securities exchange and (2) exceed minimum criteria to avoid “penny stock” classification.

As previously disclosed, on March 5, 2024 The Nasdaq Stock Market LLC (“Nasdaq”) notified us that the Nasdaq Hearings Panel (the “Panel”) has determined to delist our common stock and trading of our common stock was suspended at the open of trading on March 7, 2024. Our common stock has continued to be eligible for quotation on the OTC Pink market. Nasdaq will complete the delisting by filing a Form 25 Notification of Delisting with the U.S. Securities and Exchange Commission (the “SEC”) after applicable appeal periods have lapsed.

Assuming Nasdaq proceeds with delisting our common stock, we believe that if the Reverse Stock Split proposal is not approved by our stockholders, it will not be possible for us to pursue the uplisting of our common stock on a national securities exchange.

If our stockholders approve this proposal, then we will cause an amendment to the Amended and Restated Certificate of Incorporation to be filed with the Delaware Secretary of State and effect the Reverse Stock Split if and only if our Board determines that the Reverse Stock Split would be in the best interests of the Company and its stockholders. As filed, the amendment would state the number of outstanding shares to be combined into one share of our common stock, at the ratio approved by our Board within the range approved by our stockholders. Following the stockholders’ approval of this Proposal 1, no further action on the part of the stockholders will be required to either implement or abandon the Reverse Stock Split and the Board may effect and implement the Reverse Stock Split at any time prior to the 2024 annual meeting of stockholders (the “2024 Annual Meeting”).

Our Board also may determine, in its sole discretion, not to effect the Reverse Stock Split and not to file the related amendment. Although we presently intend to effect the Reverse Stock Split for the reasons set forth above, our Board has reserved the right, notwithstanding our stockholders’ approval of the proposed amendment of the Amended and Restated Certificate of Incorporation, to abandon the proposed amendment at any time (without further action by our stockholders) before the amendment of the Amended and Restated Certificate of Incorporation is filed with the Secretary of State of the State of Delaware. Our Board may consider a variety of factors in determining whether or not to proceed with the proposed amendment of the Amended and Restated Certificate of Incorporation, including overall trends in the stock market, recent changes and anticipated trends in the per-share market price of our common stock, rule changes and/or guidance by the SEC, OTC Markets Group or a national securities exchange, business developments, and our actual and projected stock price performance.

As of March 22, 2024, there were 4,854,861 shares of our common stock issued and outstanding. Based on such number of shares of our common stock issued and outstanding, immediately following the effectiveness of the Reverse Stock Split, we will have, depending on the Reverse Stock Split ratio selected by our Board, issued and outstanding shares of stock as described under the caption “Effects of the Reverse Stock Split – Effect on Shares of Common Stock.”

The Reverse Stock Split will not change the number of authorized shares of our common stock or the relative voting power of such holders of our outstanding common stock. The relative number of authorized but unissued shares of our common stock will materially increase and will be available for issuance by the Company. The Reverse Stock Split, if effected, would affect all holders of our common stock uniformly.

No fractional shares of our common stock would be issued as a result of the Reverse Stock Split. Instead, any stockholders who would otherwise be entitled to receive a fractional share will have the number of new shares to which they are entitled rounded up to the next whole number of shares. Each holder of our common stock would hold the same percentage of the outstanding common stock immediately following the Reverse Stock Split as that stockholder did immediately prior to the Reverse Stock Split, except to the extent that the Reverse Stock Split results in stockholders receiving rounded amounts in lieu of fractional shares. The par value of our common stock would continue to be $0.001 per share (see “Effects of the Reverse Stock Split – Reduction in Stated Capital”).

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Reasons for the Reverse Stock Split

Our primary objective in effecting the Reverse Stock Split is to attempt to raise the per-share trading price of our common stock to (1) exceed the minimum per share bid price requirements for initial and continued listing on a national securities exchange and (2) exceed minimum criteria to avoid “penny stock” classification. Assuming our common stock is delisted from Nasdaq, we will need to maintain a minimum closing bid price of greater than $1.00, and as much as $3.00 or $4.00 in order to be eligible for uplisting to a national securities exchange

Although we expect that the Reverse Stock Split would increase the bid price per share of our common stock above any applicable per share minimum price for any required number of days, thereby avoiding a deficiency or regaining compliance with the listing requirement, there can be no assurance that the Reverse Stock Split would have that effect, initially or in the future, or that it would enable us to uplist or maintain the listing of our common stock on a national securities exchange for any particular duration. We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed Reverse Stock Split is not intended to be an anti-takeover device.

In addition, we believe that the low per-share market price of our common stock impairs its marketability to, and acceptance by, institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the price of our common stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our common stock, including as may be necessary to comply with other applicable initial or continued listing criteria, such as minimum stockholders’ equity.

We believe that the decrease in the number of shares of our outstanding common stock because of the Reverse Stock Split, and the anticipated increase in the price per share, could promote greater liquidity for our stockholders with respect to their shares. However, liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our common stock begins a declining trend after the Reverse Stock Split is effectuated.

There can be no assurance that the Reverse Stock Split would achieve any of the desired results. There also can be no assurance that the price per share of our common stock immediately after the Reverse Stock Split would increase proportionately with the Reverse Stock Split, or that any increase would be sustained for any period of time, as evidenced by the Company’s reverse stock splits in January and June 2023.

In evaluating whether to seek stockholder approval for the Reverse Stock Split, our Board also considered potential negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies (including ours) that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.

Even if our stockholders approve the Reverse Stock Split, our Board reserves the right not to effect the Reverse Stock Split if in our Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.

Criteria the Board of Directors May Use to Determine Whether to Implement the Reverse Stock Split

When determining whether to implement the Reverse Stock Split, and which Reverse Stock Split ratio to implement, if any, following the receipt of stockholder approval, the Board may consider various factors, including:

•	the historical trading price and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock and the expected impact of the Reverse Stock Split on the trading market for our common stock in the short- and long-term;

•	the listing requirements, other rules and guidance from one or more potential national securities exchanges;

•	the number of shares of our common stock outstanding;

•	the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs; and

•	prevailing general market, legal and economic conditions.

The exact ratio of any Reverse Stock Split, within the range of 1-for-10 to 1-for-45, would be determined by our Board and publicly announced prior to the effective time of such Reverse Stock Split.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Certain Risks and Potential Disadvantages Associated with a Reverse Stock Split

We cannot assure that an implemented Reverse Stock Split will increase our stock price for any required time period.

We expect that, if implemented, the Reverse Stock Split will increase the market price of our common stock; however, the effect of the Reverse Stock Split on the market price of our common stock cannot be predicted with any certainty, and the history of reverse stock splits for other companies is varied. Some investors may view a reverse stock split negatively. It is possible that the per share price of our common stock after the Reverse Stock Split will not increase in the same proportion as the reduction in the number of our outstanding shares of common stock following the Reverse Stock Split.

Furthermore, the Reverse Stock Split may not result in a per share price that would attract investors who do not trade in lower priced stocks. Although we believe the Reverse Stock Split may enhance the marketability of our common stock to certain potential investors, we cannot assure you that, if implemented, our common stock will be more attractive to investors. Even if we implement the Reverse Stock Split, the market price of our common stock may decrease due to factors unrelated to the Reverse Stock Split, including our future performance or general market trends. If the Reverse Stock Split is consummated and the trading price of the common stock declines, the percentage declines as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

If implemented, the proposed Reverse Stock Split may decrease the liquidity of our common stock and result in higher transaction costs.

The liquidity of our common stock may be negatively impacted by the Reverse Stock Split, given the reduced number of shares that would be outstanding after the Reverse Stock Split, particularly if the stock price does not increase as a result of the Reverse Stock Split. Additionally, if the Reverse Stock Split is implemented, it will increase the number of our stockholders who own “odd lots” of fewer than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. Accordingly, the Reverse Stock Split may not achieve the desired results of increasing marketability of our common stock as described above.

The Reverse Stock Split will not be accompanied by a decrease in our authorized shares.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the reduction in outstanding shares that would result from the Reverse Stock Split would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the relative number of authorized shares available for issuance, in its discretion. The Board from time to time may deem it to be in the best interests of the Company and its stockholders to enter into transactions and other ventures that may include the issuance of shares of our common stock. If the Board authorizes the issuance of additional shares of common stock subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Effective Time

The effective time of the Reverse Stock Split (the “Effective Time”), if approved by stockholders and implemented by the Board, will be the date and time set forth in the Certificate of Amendment to the Amended and Restated Certificate of Incorporation that is filed with the Delaware Secretary of State, which we expect would be promptly after such filing is made with the Delaware Secretary of State.

If, at any time prior to the filing of such amendment with the Delaware Secretary of State, the Board, in its discretion, determines that it is in our best interests and the best interests of our stockholders to delay the filing of such amendment or abandon the Reverse Stock Split, the Reverse Stock Split may be delayed or abandoned, without any further action by our stockholders.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Fractional Shares

Stockholders would not receive fractional shares of common stock in connection with the Reverse Stock Split. Instead, any stockholders who would otherwise be entitled to receive a fractional share will have the number of new shares to which they are entitled rounded up to the next whole number of shares. Shares of our common stock held in registered form and shares of our common stock held in “street name” (that is, through a broker, bank or other holder of record) for the same stockholder will be considered held in separate accounts and will not be aggregated when effecting the Reverse Stock Split.

Effects of the Reverse Stock Split

General

After the Effective Time of the Reverse Stock Split, should the Board elect to implement it, each stockholder will own a reduced number of shares of common stock. However, the Reverse Stock Split would affect all of our stockholders uniformly and would not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split would result in any of our stockholders owning a fractional share as described above. Voting rights and other rights and preferences of the holders of our common stock would not be affected by the Reverse Stock Split (other than as a result of the rounding up to the next whole share in lieu of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our common stock immediately prior to the Reverse Stock Split would continue to hold 2% (assuming there is no impact as a result of the rounding up of share amounts in lieu of issuing fractional shares) of the voting power of the outstanding shares of our common stock immediately after the Reverse Stock Split. The number of stockholders of record would not be affected by the Reverse Stock Split.

The principal effects of the Reverse Stock Split would be that:

●	each 10 to 45 shares of our common stock owned by a stockholder (depending on the Reverse Stock Split ratio selected by our Board) would be combined into one new share of our common stock;

●

no fractional shares of common stock would be issued in connection with the Reverse Stock Split; instead, holders of common stock who would otherwise receive a fractional share of common stock pursuant to the Reverse Stock Split would receive a number of shares rounded up to the next whole share in lieu of the fractional share as explained above;

●

by reducing the number of shares of common stock outstanding without reducing the number of shares of available but unissued common stock, the Reverse Stock Split will effectively increase the relative number of authorized but unissued shares, which the Board may use in connection with future financings or other issuances;

●

based upon the Reverse Stock Split ratio selected by our Board, proportionate adjustments would be made to the per share exercise price and the number of shares issuable upon the exercise or vesting of all then outstanding equity awards and common stock warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof, in each case to the extent applicable, subject to the terms of such awards and warrants;

●	the number of shares of common stock authorized under the 2016 Omnibus Incentive Plan, as amended, will be proportionately adjusted for the Reverse Stock Split ratio selected by our Board; and

●

the number of stockholders owning “odd lots” of less than 100 shares of our common stock may potentially increase; odd lot shares may be more difficult to sell and brokerage commissions and other costs of transactions in odd lots generally are proportionately higher than the costs of transactions in “round lots” of even multiples of 100 shares.

However, we believe that any potential negative effects are outweighed by the benefits of the Reverse Stock Split.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Effect on Shares of Common Stock

For the purposes of providing examples of the effect of the Reverse Stock Split on our common stock, the following table contains approximate information (without accounting for the settlement of fractional shares), based on share information as of March 22, 2024, of the effect of a Reverse Stock Split at certain ratios within the range of the proposed Reverse Stock Split ratios on the number of shares of our common stock authorized, outstanding, reserved for future issuance and not outstanding or reserved:

Status	Number of Shares of Common Stock Authorized	Number of Shares of Common Stock Issued and Outstanding	Number of Shares of Common Stock Reserved for Future Issuance	Number of Shares of Common Stock Authorized but Not Outstanding or Reserved
Pre-Reverse Stock Split	100,000,000	4,854,861	9,260,350	88,884,789
Post-Reverse Stock Split 1:10	100,000,000	485,486	926,035	98,588,479
Post-Reverse Stock Split 1:15	100,000,000	323,657	617,357	99,058,986
Post-Reverse Stock Split 1:20	100,000,000	242,743	463,018	99,294,239
Post-Reverse Stock Split 1:25	100,000,000	194,194	370,414	99,435,392
Post-Reverse Stock Split 1:30	100,000,000	161,829	308,678	99,529,493
Post-Reverse Stock Split 1:40	100,000,000	121,372	231,509	99,647,120
Post-Reverse Stock Split 1:45	100,000,000	107,886	205,786	99,686,329

After the Effective Time of the Reverse Stock Split, our securities, including our common stock, will have new CUSIP numbers.

Effect on our Authorized Preferred Stock

The Reverse Stock Split, if implemented, would not affect the total authorized number of shares of our preferred stock or the par value of shares our preferred stock, none of which are outstanding or reserved for issuance.

Effect on Outstanding Equity Awards, Warrants, and Equity Plans

If the Reverse Stock Split is approved by our stockholders and our Board decides to implement the Reverse Stock Split, as of the Effective Time, based on the Reverse Stock Split ratio selected by our Board, proportionate adjustments will be made to all then-outstanding equity awards and common stock warrants with respect to the number of shares of common stock subject to such award or warrant and the exercise price thereof. In addition, the number of shares of common stock available for issuance under the 2016 Omnibus Incentive Plan, as amended, will be proportionately adjusted for the Reverse Stock Split ratio selected by our Board, such that fewer shares will be subject to such plans.

Reduction in Stated Capital

Pursuant to the Reverse Stock Split, the par value of our common stock would remain $0.001 per share. As a result of the Reverse Stock Split, at the Effective Time, the stated capital on our balance sheet attributable to our common stock would be reduced in proportion to the size of the Reverse Stock Split, subject to a minor adjustment in respect of the treatment of fractional shares, and the additional paid-in capital account would be credited with the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, would remain unchanged.

Shares Held in Book-Entry and Through a Broker, Bank or Other Holder of Record

The combination of, and reduction in, the number of our outstanding shares of common stock as a result of the Reverse Stock Split will occur automatically at the Effective Time without any additional action on the part of our stockholders.

Upon the Reverse Stock Split, we intend to treat stockholders holding shares of our common stock in “street name” (that is, through a broker, bank or other holder of record) in the same manner as registered stockholders whose shares of our common stock are registered in their names. Brokers, banks or other holders of record will be instructed to effect the Reverse Stock Split for their beneficial holders holding shares of our common stock in “street name”; however, these brokers, banks or other holders of record may apply their own specific procedures for processing the Reverse Stock Split. If you hold your shares of our common stock with a broker, bank or other holder of record, and you have any questions in this regard, we encourage you to contact your holder of record.

If you hold registered shares of our common stock in a book-entry form, you do not need to take any action to receive your post-Reverse Stock Split shares of our common stock in registered book-entry form. If you are entitled to post-Reverse Stock Split shares of our common stock, a transaction statement will automatically be sent to your address of record as soon as practicable after the Effective Time indicating the number of shares of our common stock you hold.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

If you hold any of your shares of our common stock in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Time. The transmittal letter will be accompanied by instructions specifying how you can exchange your certificate representing the pre-Reverse Stock Split shares of our common stock for either: (1) a certificate representing the post-Reverse Stock Split shares of our common stock or (2) post-Reverse Stock Split shares of our common stock in book-entry form, evidenced by a transaction statement that will be sent to your address of record indicating the number of shares of our common stock you hold. Beginning at the Effective Time of the Reverse Stock Split, each certificate representing pre-Reverse Stock Split shares of our common stock will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.

Stockholders should not destroy any share certificate(s) and should not submit any share certificate(s) unless and until requested to do so.

Interests of Certain Persons in Matters to be Acted Upon

No officer or director has any substantial interest, direct or indirect, by security holdings or otherwise, in the Reverse Stock Split that is not shared by all of our other stockholders.

Reservation of Right to Delay the Filing of the Amendment, or Abandon the Reverse Stock Split

The Board reserves the right, notwithstanding stockholder approval of this Proposal 1 and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if the Board, in its sole discretion, determines that it is no longer in our best interests and the best interests of our stockholders to proceed with the Reverse Stock Split. Such determination will be based upon factors the Board deems appropriate, including our then current stock price, the existing and expected marketability and liquidity of our common stock, prevailing market conditions, rule changes and/or guidance by any applicable national securities exchange, and the likely effect on the market price of our common stock. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware on or before the 2024 Annual Meeting, the Board will be deemed to have abandoned the Reverse Stock Split.

Required Vote; Effect of Proposal

This Proposal 1 will be approved if the votes cast FOR approval exceed the votes cast AGAINST approval. Proxies solicited by our Board will be voted FOR approval of this Proposal 1 unless otherwise specified.

No Dissenters’ Rights

Under Delaware law, stockholders have no rights to exercise dissenters’ rights of appraisal with respect to the Reverse Stock Split.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Material U.S. Federal Tax Consequences of the Reverse Stock Split

The following discussion is a summary of material U.S. federal income tax consequences of an implemented Reverse Stock Split to U.S. Holders (as defined below). This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations promulgated thereunder, published rulings and administrative pronouncements of the Internal Revenue Service (“IRS”), and judicial decisions in each case in existence on the date hereof, all of which are subject to change. Any such change could apply retroactively and could adversely affect the tax consequences described below. No assurance can be given that the IRS will agree with the consequences described in this summary, or that a court will not sustain any challenge by the IRS in the event of litigation. No advance tax ruling has been or will be sought or obtained from the IRS regarding the tax consequences of the transactions described herein.

For purposes of this summary, a “U.S. Holder” is a beneficial owner of shares of our common stock that is (a) an individual who is a citizen of the United States or who is resident in the United States for U.S. federal income tax purposes, (b) an entity that is classified for U.S. federal income tax purposes as a corporation and that is organized under the laws of the United States, any state thereof, or the District of Columbia, or is otherwise treated for U.S. federal income tax purposes as a domestic corporation, (c) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (d) a trust (i) whose administration is subject to the primary supervision of a court within the United States and all substantial decisions of which are subject to the control of one or more United States persons as described in Section 7701(a)(30) of the Code (“United States persons”), or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

This summary does not discuss all U.S. federal income tax considerations that may be relevant to U.S. Holders in light of their particular circumstances or that may be relevant to certain beneficial owners that may be subject to special treatment under U.S. federal income tax law (for example, tax-exempt organizations, S corporations, partnership and other pass through entities (and investors therein), mutual funds, insurance companies, banks and other financial institutions, dealers in securities, brokers or traders in securities, commodities or currencies, that elect to use a mark-to-market method of accounting, real estate investment trusts, regulated investment companies, individual retirement accounts, qualified pension plans, persons who hold shares of our common stock as part of a straddle, hedging, constructive sale, conversion, or other integrated transaction, U.S. Holders that have a functional currency other than the U.S. dollar, and persons who acquired shares of our common stock as a result of the exercise of employee stock options or otherwise as compensation or through a tax-qualified retirement plan). Furthermore, this summary does not discuss any alternative minimum tax consequences or the Medicare contribution tax on net investment income and does not address any aspects of U.S. state or local or non-U.S. taxation. This summary only applies to those beneficial owners that hold shares of our common stock as “capital assets” within the meaning of Section 1221 of the Code (generally, property held for investment).

If an entity classified for U.S. federal income tax purposes as a partnership owns shares of our common stock, the tax treatment of a member of the entity will depend on the status of the member and the activities of the entity and such member. The tax treatment of such an entity, and the tax treatment of any member of such an entity, are not addressed in this summary. Any entity that is classified for U.S. federal income tax purposes as a partnership and that owns shares of our common stock, and any members of such an entity, are encouraged to consult their tax advisors.

BENEFICIAL OWNERS OF SHARES OF OUR COMMON STOCK ARE ENCOURAGED TO SEEK ADVICE FROM THEIR OWN TAX ADVISORS REGARDING THE INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TAKING INTO ACCOUNT THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL INCOME, ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

We intend to take the position that the Reverse Stock Split constitutes a recapitalization for U.S. federal income tax purposes pursuant to Section 368(a)(1)(E) of the Code. Assuming the Reverse Stock Split qualifies as a recapitalization:

●	a U.S. Holder will not recognize gain or loss on the Reverse Stock Split;

●

the aggregate tax basis of the shares of our common stock received by a U.S. Holder in the Reverse Stock Split will be equal to the aggregate tax basis of the shares exchanged therefor (excluding any portion of such basis allocable to a fractional share);

●	the holding period of the shares of our common stock received by a U.S. Holder in the Reverse Stock Split will include the holding period of the shares exchanged therefor; and

●

such capital gain or loss will be short term if the pre-reverse split shares were held for one year or less at the Effective Time of the Reverse Stock Split and long term if held for more than one year.

U.S. Treasury regulations provide detailed rules for allocating the tax basis and holding period among shares of common stock which were acquired by a stockholder on different dates and at different prices. U.S. Holders that acquired shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period among such shares.

Backup withholding is not an additional tax and amounts withheld will be allowed as a credit against the holder’s U.S. federal income tax liability and may entitle such holder to a refund, provided the required information is timely furnished to the IRS. Holders of our common stock should consult their own tax advisors regarding the application of the information reporting and backup withholding rules to them.

The Board of Directors recommends a vote “FOR” approval of an amendment to our Amended and Restated Certificate of Incorporation to effect a Reverse Stock Split, at the Board’s discretion.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROPOSAL 2:
APPROVAL OF THE ADJOURNMENT PROPOSAL

We are asking our stockholders to approve a proposal to approve one or more adjournments of the Special Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve Proposal 1 at the time of the Special Meeting or in the absence of a quorum (“Adjournment Proposal”). If our stockholders approve this Adjournment Proposal, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of any of the proposals. Among other things, approval of the Adjournment Proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of Proposal 1 such that such proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of Proposal 1, as applicable, and seek to convince the holders of those shares to change their votes to votes in favor of approval of such proposal. Additionally, we may seek to adjourn the Special Meeting if a quorum is not present at the Special Meeting.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Special Meeting to a later date or dates if necessary or appropriate for the purpose of soliciting additional proxies with respect to the approval of Proposal 1 if there are insufficient votes to approve such proposal at the time of the Special Meeting or in the absence of a quorum.

Required Vote and Board Recommendation

Provided a quorum is present at the Special Meeting, this proposal will be approved if it receives the affirmative vote of a majority of the shares of common stock present in person or by proxy at the meeting and entitled to vote on the proposal.

The Board recommends a vote “FOR” approval of the Adjournment Proposal.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our outstanding common stock as of March 22, 2024, by (i) each of our named executive officers; (ii) each of our directors; (iii) all of our executive officers and directors as a group; and (iv) each other beneficial owner of 5% or more of our outstanding common stock. Ownership percentages are based on 4,854,861 shares of common stock outstanding as of the close of business on the same date. Beneficial ownership is determined in accordance with the rules of the SEC. To our knowledge and subject to applicable community property laws, each of the holders of stock listed below has sole voting and investment power as to the stock owned unless otherwise noted. The table below includes the number of shares underlying rights to acquire common stock that are exercisable within 60 days from March 22, 2024. Except as otherwise noted below, the address for each director or officer listed in the table is c/o Panbela Therapeutics, Inc., 712 Vista Blvd #305, Waconia, Minnesota 55387.

Name	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Executive Officers and Directors
Jennifer K. Simpson	201(a)	*
Susan Horvath	84(b)	*
Michael T. Cullen	63(c)	*
Daniel Donovan	25(d)	*
Arthur J. Fratamico	14(e)	*
Jeffrey J. Jacob	27(f)	*
Jeffrey S. Mathiesen	14(g)	*
D. Robert Schemel	48(h)	*
All directors and current executive officers as a group (8 persons)	476(i)	*

*	Less than 1%
(a)	Includes 180 shares subject to stock options and 14 shares subject to warrants.
(b)	Includes 63 shares subject to stock options and 14 shares subject to warrants.
(c)	Includes 14 shares held by the Cullen Living Trust; 30 shares subject to stock options; and 11 shares subject to warrants.
(d)

Includes 14 shares subject to stock options. Also includes 3 shares held by Westport Boys, LLC (“Westport”), 6 shares held by GDB Investments, LLP (“GDB”). Mr. Donovan is a managing member of Westport and a designated member of GDB. Mr. Donovan disclaims beneficial ownership of the securities owned by Westport and GDB except to the extent of his pecuniary interest therein.

(e)	Includes 14 shares subject to stock options.
(f)	Includes 24 shares subject to options and 2 shares subject to warrants.
(g)	Includes 14 shares subject to options.
(h)	Includes 19 shares held by spouse; also includes 14 shares subject to stock options; and 12 shares subject to warrants.
(i)	Includes 353 shares subject to stock options and 53 shares subject to warrants.

SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINATIONS

Stockholder proposals intended to be presented at the annual meeting of stockholders to be held in the year 2024 that are requested to be included in the proxy statement for that meeting needed to be received by us at our principal executive office no later than December 30, 2023. We needed to receive any other stockholder proposals intended to be presented, and any director nominees for election, at the annual meeting of stockholders in the year 2024 at our principal executive office no earlier than January 26, 2024 and no later than February 25, 2024. Upon timely receipt of any such proposal containing the information required by our bylaws, as amended from time to time, we will determine whether or not to include such proposal in the proxy statement and proxy in accordance with applicable regulations governing the solicitation of proxies.

In addition to satisfying the requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act within the deadline provided therein. Accordingly, for the annual meeting of stockholders to be held in the year 2024, we needed to receive such notice no later than March 26, 2024.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

HOUSEHOLDING

We have adopted a procedure approved by the SEC called “householding,” by which certain stockholders who have the same address and appear to be members of the same family receive only one copy of this proxy statement. Each stockholder participating in householding continues to receive a separate proxy card. Householding reduces both the environmental impact of our stockholder meetings and our mailing and printing expenses.

If you would like to change your householding election, request that a single copy of the proxy materials be sent to your address, or request a separate copy of the proxy materials, please contact Broadridge Financial Solutions, Inc., by calling (866) 540-7095, through the internet at www.proxyvote.com, by email at sendmaterial@proxyvote.com, or by writing to Broadridge Householding Department, 51 Mercedes Way, Edgewood, New York 11717. We will promptly deliver the notice of internet availability or proxy materials to you upon receipt of your request. If you hold your shares in street name, please contact your bank, broker, or other record holder to request information about householding.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and special reports, proxy statements and other information with the SEC. The SEC maintains a website that contains reports, proxy statements and other information about issuers, like the Company, who file electronically with the SEC. The address of that site is http://www.sec.gov. Copies of these documents may also be obtained by writing to our secretary at Panbela Therapeutics, Inc., 712 Vista Boulevard #305, Waconia, Minnesota 55387.

OTHER MATTERS

The Board of Directors is not aware of any matters that are expected to come before the Special Meeting other than those referred to in this proxy statement. If any other matter should come before the Special Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Appendix A
to Proxy Statement

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

PANBELA THERAPEUTICS, INC.

REVERSE STOCK SPLIT

The amendment would provide that Section 4.1 of Article Four of the Amended and Restated Certificate of Incorporation be amended to read in its entirety as follows:

ARTICLE IV

4.1         Authorized Capital Stock. The Corporation is authorized to issue one hundred and ten million (110,000,000) shares of capital stock, of which one hundred million (100,000,000) shares will be shares of common stock, par value $0.001 per share (the “Common Stock”), and ten million (10,000,000) shares will be shares of preferred stock, par value $0.001 per share (the “Preferred Stock”).

Upon the filing and effectiveness (the “Effective Time”) pursuant to the DGCL of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each           shares of the Common Stock issued and outstanding on the effective date of this Amendment will automatically be combined into one validly issued, fully paid and non-assessable share of Common Stock, without any action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). No certificates (or electronic equivalents thereof) representing fractional shares of Common Stock will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive a fractional share will have the number of new shares to which they are entitled rounded up to the next whole number of shares. No stockholder will receive cash in lieu of fractional shares. Each certificate (or electronic equivalent thereof) that prior to such combination represented shares of Common Stock will thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented thereby shall have been combined, subject to the elimination of fractional share interests as described above.

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

PROXY

PANBELA THERAPEUTICS, INC.

Special Meeting of Stockholders
______________________, 2024

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned stockholder of Panbela Therapeutics, Inc. (the "Company") hereby appoints Jennifer K. Simpson and Susan Horvath, or either of them, as proxies, each with power to appoint her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, the shares of common stock of the Company that the stockholder is entitled to vote at the Special Meeting of Stockholders to be held in a virtual format only on ______________________, 2024 at __________ Eastern Time and at any adjournments or postponements thereof, with all powers the undersigned would possess if present, upon the matters set forth in this proxy. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

Attendance by the undersigned at the meeting or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates at the meeting the intention of the undersigned to vote said shares in person. In order to attend the meeting, you must register at http://viewproxy.com/Panbela/2024SM by 11:59 p.m. Eastern Time on ____________________________, 2024. On the day of the meeting, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. **This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made with respect to any proposal, this proxy will be voted in accordance with the recommendation of the Company's Board of Directors.**

(Continued and to be marked, dated, and signed on the other side)

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

The Notice of Special Meeting and Proxy Statement are available at:
https://www.viewproxy.com/Panbela/2024SM

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

Please sign, date, and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here ☒

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

DO NOT PRINT IN THIS AREA
(Stockholder Name & Address Data)

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Address Change/Comments: (If you noted any Address Changes and/or Comments above, please mark box.) ☐

Date ______________________________

Signature ______________________________

Signature (if held jointly) ______________________________

VIRTUAL CONTROL NUMBER

→ [ ]

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

VIRTUAL CONTROL NUMBER

→ [ ]

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

<u>INTERNET</u>

Vote Your Proxy on the Internet:
Go to
<u>www.FCRvote.com/PBLASM</u>

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

<u>TELEPHONE</u>

Vote Your Proxy by Phone:
Call 1 (866) 402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

<u>MAIL</u>

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.